UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2012

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30368
(Commission File Number)

22-3489463

(IRS Employer Identification No.)

6004 Tealside Court, Lithia, Florida 33547

 (Address of principal executive offices and Zip Code)

(813) 260-2866
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 23, 2012, the Board of Directors of American International Ventures, Inc., a Delaware corporation (the “Company”), approved and recommended that, the Company’s 2012 Stock Option Plan and the proposed action be submitted to a vote of its shareholders. The record date established by the Board of Directors was October 22, 2012 (“Record Date”). Under Delaware General Corporation Law (“GDGCL”) a majority stockholder vote is required in order for the Company to approve the 2012 Stock Option Plan.

VOTE BY SHAREHOLDERS AND

ACTION IN LIEUE OF SHARHOLDERS MEETING

A vote of stockholders holding in excess of a majority of the voting capital to affect the Proposed Action is being sought from certain stockholders of record as of October 22, 2012. If the proposed action were not adopted by written consent, it would have been required to be considered by the Company’s stockholders at special stockholders meeting.

The elimination of the need for a special meeting of stockholders to take such action is made possible by Section 228 of the DGCL which provides that the written consent of the holders of outstanding shares entitled to vote at a meeting of stockholders, having not less than the minimum number of votes which would be necessary to authorize of take such action at a shareholders meeting, may be substituted for such a special meeting.

The Record Date established by the Company for purposes of determining a number of outstanding shares of voting capital stock of the Company for the actions stated herein is October 22, 2012. The only voting capital stock outstanding of the company is its common stock. On the Record Date, the total issued and outstanding shares of common stock of the Company was 196,970,044.

The Company intends to file a notice to non-voting stockholders in the form of a Schedule 14C Information Statement. Pursuant to section 228 of the DGCL, no advance notice is required to be provided to the other stockholders; who have not consented in writing to such action, of the taking of the stated corporate action without a meeting of stockholders. No additional action will be undertaken pursuant to such written consents, and no dissenters rights under the DGCL are afforded to the company stockholders as a result of the action to be taken.

OUTSTANDING VOTING STOCK OF THE COMPANY

As of the record date, there were 196,970,044 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The common stock carries no pre-emptive, conversion or subscription rights and is not redeemable. On matters submitted to a shareholder votes a majority vote of shareholders are required to be actionable. Cumulative voting in the election of directors is denied. All shares of common stock are entitled to participate equally in dividends in rank equally upon liquidation. All shares of common stock when issued are fully paid and non-assessable by the company. There are no restrictions on repurchases of common stock by the company related to dividend or sinking fund installment arrearages.

As of October 22, 2012, the Company had 308 shareholders of record of our common stock. Although there are no restrictions on the Company’s ability to declare or pay dividends, the Company has not declared or paid any dividends since our inception and does not anticipate paying dividends in the future.

The above described executed 2012 Stock Option Plan is attached hereto and incorporated by reference as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1

2012 STOCK OPTION PLAN of American International Ventures, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL VENTURES, INC.

            (Registrant)

/S/ Jack Wagenti

Name: Jack Wagenti

Title: Chief Financial Officer, Chairman

Dated: April 23, 2013

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